                                                                Exhibit (a)(14)
                             LETTER OF TRANSMITTAL

               To Accompany Certificates Which Represented Shares
                                       of
                                  Common Stock

                                       of

                            THE C. R. GIBSON COMPANY

                        Surrendered in Exchange for Cash

                             Pursuant to the Merger

                                      with
                            NELSON ACQUISITION CORP.

                          a wholly owned subsidiary of

                              THOMAS NELSON, INC.

                   TO: SUNTRUST BANK, ATLANTA, EXCHANGE AGENT

            By Hand:                       By Overnight Courier:                      By Mail:
       58 Edgewood Avenue                   58 Edgewood Avenue                      P.O. Box 4625
         Room 225 Annex                       Room 225 Annex                   Atlanta, Georgia 30302
     Atlanta, Georgia 30303               Atlanta, Georgia 30303

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF CERTIFICATE(S) SURRENDERED
---------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON            CERTIFICATES SURRENDERED
                        CERTIFICATE(S))                          (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                                        TOTAL NUMBER
                                                                                          OF SHARES
                                                                    CERTIFICATE        REPRESENTED BY
                                                                     NUMBER(S)         CERTIFICATE(S)
                                                               ------------------------------------------
                                                               ------------------------------------------
                                                               ------------------------------------------
                                                               ------------------------------------------
                                                               ------------------------------------------
                                                                TOTAL SHARES SURRENDERED
---------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby surrenders to SunTrust Bank, Atlanta, as exchange agent ("Exchange Agent"), of The C.R. Gibson Company, a Delaware corporation (the "Surviving Corporation," and referred to with respect to the period prior to the Merger (as defined below) as the "Company") and a wholly owned subsidiary of Thomas Nelson, Inc., a Tennessee Corporation ("Parent"), the above-described certificate(s) (the "Certificate(s)") formerly representing shares of common stock, par value $0.10 per share (the "Shares"), of the Company in exchange for $9.00 per Share in cash and without interest pursuant to the terms and subject to the conditions of the Tender Offer and Merger Agreement dated as of September 13, 1995 and as amended October 16, 1995, among the Company, the Parent and Nelson Acquisition Corp., a Delaware corporation ("Offeror") and former wholly owned subsidiary of Parent (the "Merger Agreement"), and in connection with the merger of Offeror with and into the Company (the "Merger').

     The Merger became effective on November 7, 1995 and is described in the Notice of Merger, dated November 8, 1995 (the "Notice of Merger"), that accompanies this Letter of Transmittal and receipt of which is hereby acknowledged. As a result of the Merger, each Share (other than Shares owned by Offeror, Parent or any subsidiary of Parent) has been cancelled and converted automatically into the right to receive $9.00 per Share in cash and without interest pursuant to the terms and subject to the conditions of the Merger Agreement (the "Merger Consideration").

     The undersigned understands that upon delivery of this Letter of Transmittal to the Exchange Agent in accordance with the instructions contained herein, together with the Certificate(s), a check in payment of $9.00 per Share represented by the Certificate(s) transmitted herewith will be issued and mailed to the undersigned at the address set forth below unless otherwise indicated under "Special Payment Instructions" or "Special Delivery Instructions."

     The surrender of the Certificate(s) shall not be affected by, and shall survive the death or incapacity of, the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificate(s) surrendered herewith and that the Shares represented by such Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent, the Surviving Corporation or Parent to be necessary or desirable in connection with the surrender of the Certificate(s). The undersigned hereby acknowledges that delivery of the Certificate(s) shall be effected, and risk of loss and title to the Certificate(s) shall pass, only upon proper delivery thereof to the Exchange Agent.

          / / CHECK HERE IF ANY OF THE CERTIFICATES WHICH REPRESENTED SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED. YOU MUST CONTACT THE EXCHANGE AGENT TO OBTAIN INSTRUCTIONS FOR REPLACING SUCH CERTIFICATES. SEE INSTRUCTION 7.

   SPECIAL PAYMENT INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 3 AND 4)                             (SEE INSTRUCTIONS 3 AND 4)
     To be completed ONLY if the check for the            To be completed ONLY if the check for the
   aggregate Merger Consideration is to be                aggregate Merger Consideration is to be sent
     issued in the name of someone other than             to someone other than the undersigned, or to
   the undersigned.                                       the undersigned at an address other than that
   Issue check to:                                        above.
   Name: _______________________________________          Mail check to:
                   (Please Print)                         Name: ______________________________________
   Address: ____________________________________                            (Please Print)
                                                          Address: ___________________________________
   _____________________________________________
                (Include Zip Code)                        ____________________________________________
                                                                           (Include Zip Code)
   _____________________________________________
   (Employer Identification or Social Security
   Number)

             ____________________________________________________________________________________________________
  SIGN                                                       SIGN HERE
  HERE                                       (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
             ____________________________________________________________________________________________________

             ____________________________________________________________________________________________________
                                                 (SIGNATURE(S) OF STOCKHOLDER(S))

             Dated:_____________________ , 1995

             (Must be signed by registered holder(s) exactly as name(s) appear(s) on the surrendered
             Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3.)

             Dated:_____________________ , 1995

             Name(s)_____________________________________________________________________________________________

             ____________________________________________________________________________________________________
                                                          (PLEASE PRINT)

             Capacity (Full Title)_______________________________________________________________________________

             Address:____________________________________________________________________________________________

             ____________________________________________________________________________________________________
                                                        (INCLUDE ZIP CODE)

             Daytime Area Code and Telephone No._________________________________________________________________

             Employer Identification or Social Security Number___________________________________________________

                                                     GUARANTEE OF SIGNATURE(S)
                                             (IF REQUIRED -- SEE INSTRUCTIONS 3 AND 4)

             Authorized Signature________________________________________________________________________________

             Name________________________________________________________________________________________________

             ____________________________________________________________________________________________________
                                                          (PLEASE PRINT)

             Name of Firm________________________________________________________________________________________

             Address_____________________________________________________________________________________________

             ____________________________________________________________________________________________________
                                                        (INCLUDE ZIP CODE)

             Area Code and Telephone No. (    )__________________________________________________________________

             Dated:____________________ , 1995

             ____________________________________________________________________________________________________

                                  INSTRUCTIONS
             FOR SURRENDERING CERTIFICATES WHICH REPRESENTED SHARES
                      OF COMMON STOCK IN EXCHANGE FOR CASH

1. EXECUTION AND DELIVERY OF LETTER OF TRANSMITTAL

     To receive the Merger Consideration, this Letter of Transmittal or a facsimile hereof must be properly completed, dated, and signed, and must be received together with your Certificate(s) that represented Shares by the Exchange Agent at either of the addresses set forth on the front cover of this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth on the front cover will not constitute a valid delivery. THE METHOD OF DELIVERY TO THE EXCHANGE AGENT IS AT YOUR OPTION AND RISK; IF SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED. A pre-addressed envelope is enclosed for your convenience.

     The check for any cash payment to which a holder may be entitled will be mailed as soon as practicable following the processing by the Exchange Agent of the properly completed Letter of Transmittal pursuant to and in accordance with the provisions of this Letter of Transmittal. If special issuance instructions are provided in this Letter of Transmittal, or if these instructions are not properly followed, the mailing of the check may be delayed.

2. INADEQUATE SPACE

     If there is insufficient space on this Letter of Transmittal to list all your Certificates being submitted to the Exchange Agent, please attach a separate list.

3. SIGNATURES

     The signatures on this Letter of Transmittal should correspond exactly with the name as written on the face of the Certificate(s) transmitted unless the shares described on this Letter of Transmittal have been transferred or assigned by the registered holder or holders. In that case, this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee or assignee, who should comply with Instruction 4. In the case of joint holders, all joint holders should sign.

     If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, or attorney-in-fact, or by a person acting in any other representative or fiduciary capacity, the person signing must give his or her full title, and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal. If additional documents are required by the Exchange Agent, you will be so advised. If this Letter of Transmittal is signed on behalf of a partnership, each general partner must sign this Letter of Transmittal and include each partner's name, address and telephone number.

     If any holder's Shares are registered in different ways on different Certificates, it will be necessary for the stockholder to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations, or the holder may provide only one Letter of Transmittal and sign it each way his or her name appears on different Certificates. However, each signature must be guaranteed as described in Instruction 4.

4. SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS

     If a check in payment for the Certificate(s) is to be made to someone other than the registered holder of the surrendered Certificate(s) (for example, if the Certificate(s) has been transferred or assigned and the transfer has not been registered on the books of the Company), please complete the "Special Payment Instructions" box in this Letter of Transmittal. If the check is to be issued and made payable to the registered holder but delivered to an address different from that appearing above, or if the check is to be issued and made payable to someone other than the registered holder and delivered to an address different from that appearing in the box entitled "Special Payment Instructions," please complete the "Special Delivery Instructions" box. In addition, in each case please comply with the following:

          (a) Endorsement and Guarantee of Signatures on Certificates. If this Letter of Transmittal is signed by the registered holder of the surrendered Certificate(s), then no endorsement of such surrendered Certificate(s) is necessary. Otherwise, the surrendered Certificate(s) must be properly endorsed (or accompanied by appropriate stock powers properly executed by the registered holder of such Certificate(s)) to the person who signed this Letter of Transmittal. The signature of the registered holder on the endorsement or stock powers must correspond with the name as written upon the face of the Certificate in every particular and must be guaranteed by an eligible guarantor institution. Generally an eligible guarantor institution ("Eligible Institution"), as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") means: (i) banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);
     (ii) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers (as those terms are defined under the Exchange Act); (iii) credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve
     Act); (iv) national securities exchanges, registered securities associates, clearing agencies (as those terms are used under the Exchange Act); and (v) savings associations (as that term is defined in
     Section 3(b) of the Federal Deposit Insurance Act).

          (b) Guarantee of Signatures on Letter of Transmittal. Signatures on this Letter of Transmittal need not be guaranteed if the Certificate(s) surrendered herewith are surrendered by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions." Otherwise, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

          (c) Transfer Taxes. Except as otherwise provided in this Instruction 4(c), the Surviving Corporation will pay any transfer or other taxes with respect to the sale and transfer to it or its order of the Certificate(s) surrendered herewith. If, however, payment of the purchase price is to be made to any person other than the registered holder(s), the amount of any transfer or other taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the payment to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

5. CORRECTION OR CHANGE OF NAME OR ADDRESS

     For correction of name or for a change in name that does not involve a change of ownership, proceed as described in this Instruction 5. For a change in name by marriage or comparable change, the surrendered stock certificate should be endorsed, e.g., "Mary Doe, now by marriage Mary Smith," with the signature guaranteed as described in Instruction 4 above. For a correction in name, the surrendered certificate should be endorsed, e.g., "James E. Jones, incorrectly inscribed J.B. Jones," with the signature guaranteed as described in Instruction 4 above. A correction of or change in address of the registered holder should be indicated by crossing out the address shown on the label and writing in the new or correct address.

6. SUBSTITUTE FORM W-9

     Under the federal income tax laws, the Exchange Agent will be required to withhold 31% of the amount of any reportable payments made to certain holders of Certificates that represented Shares. In order to prevent backup withholding, a record holder of Shares is required to notify the Exchange Agent of such holder's correct taxpayer identification number by completing the Substitute Form W-9 certifying (a) that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and
(b) that (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interests or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. In general, if a holder or payee is an individual, the TIN is the Social Security Number of such individual. If the Exchange Agent is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders of Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See Instruction 8. FOR FURTHER INFORMATION CONCERNING BACKUP WITHHOLDING AND INSTRUCTIONS FOR COMPLETING THE SUBSTITUTE FORM W-9 (INCLUDING HOW TO OBTAIN A TIN IF YOU DO NOT HAVE ONE AND HOW TO COMPLETE THE SUBSTITUTE FORM W-9 IF SHARES WERE HELD IN MORE THAN ONE NAME), CONSULT THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause a Certificate(s) to be deemed invalidly surrendered, but may require the Exchange Agent to withhold 31% of cash proceeds with respect to the surrender of Certificate(s). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

7. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES

     Any holder of a Certificate(s) that represented Shares whose Certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Exchange Agent immediately. The Exchange Agent will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed Certificates. The holder also may be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the Certificate(s) alleged to have been mutilated, lost, stolen, or destroyed.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the exchange of Certificates, as well as requests for assistance or for additional copies of this Letter of Transmittal may be directed to the Exchange Agent at the address set forth on the front cover of the Letter of Transmittal, by telephone at (800) 568-3476 or by facsimile at
(404) 332-3875 or (404) 332-3966.

9. SUPPORTING EVIDENCE

     In case any Letter of Transmittal, Certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of such corporation, there should be submitted with this Letter of Transmittal and surrendered Certificate(s) documentary evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent. See Instruction 8.

10. MISCELLANEOUS

     Neither the Surviving Corporation nor the Exchange Agent shall be under any duty to give notification of defects in the surrender of Certificate(s), and they shall not incur any liability for failure to give such notification. The Surviving Corporation shall have the absolute right to reject any or all of such surrenders that are not in proper form and to waive any defects in or conditions of such surrenders.

11. TERMINATION OF APPOINTMENT OF EXCHANGE AGENT

     The appointment of the Exchange Agent shall terminate six months after the Effective Date. Following the termination of the appointment of the Exchange Agent, holders of Certificates should contact: Secretary, The C.R. Gibson Company, c/o Thomas Nelson, Inc., Nelson Place at Elm Hill Pike, Nashville, Tennessee 37214-1000, Attention: Joe L. Powers.

12. CERTIFICATES NOT SURRENDERED

     A check in payment for the Certificate(s) surrendered will be sent only to persons who deliver this Letter of Transmittal, properly completed and executed, to the Exchange Agent, together with Certificate(s) being surrendered herewith and other documents required by these Instructions. The Shares are no longer transferrable on the books of the Company.

     None of the Offeror, the Parent, the Company or the Surviving Corporation in the Merger will be liable to any holder for any amount paid to a public official pursuant to applicable abandoned property laws. Six months after the Effective Date, cash made available to the Exchange Agent shall be returned to Surviving Corporation upon its request, and thereafter holders of Certificates shall look only to the Surviving Corporation for cash to which they are entitled.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES OR ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR THE HOLDER OF SUCH CERTIFICATE(S) TO RECEIVE THE MERGER CONSIDERATION.

______________________________________________________________________________________________________________________________

PAYER'S NAME: SUNTRUST BANK, ATLANTA
______________________________________________________________________________________________________________________________
 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9                     BOX AT RIGHT AND CERTIFY BY SIGNING
                              AND DATING BELOW                            ____________________________________________________
                                                                                     Social Security Number(s)
                                                                          OR
                                                                          ____________________________________________________
                                                                                     Employer Identification Number(s)
                             _________________________________________________________________________________________________

                              PART 2 -- Certification -- Under penalties of perjury, I certify that:     PART 3 --
 Department of the
 Treasury Internal            (1) the number shown on this form is my correct Taxpayer Identification     Awaiting TIN    / /
 Revenue Service                  Number (or I am waiting for a number to be issued to me); and
                                                                                                         _____________________
 Payer's Request              (2) I am not subject to backup withholding because (a) I am exempt from
 for Taxpayer                     backup withholding or (b) I have not been notified by the Internal      PART 4 --
 Identification                   Revenue Service (the "IRS") that I am subject to backup withholding
 Number (TIN)                     as a result of a failure to report all interest or dividends or (c)     Exempt TIN      / /
                                  the IRS has notified me that I am no longer subject to backup withholding.
                             _________________________________________________________________________________________________

                              Certification instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.

                             SIGNATURE ___________________________________________  DATE _________________________, 1995

______________________________________________________________________________________________________________________________

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

________________________________________    ____________________________________
              Signature                                    Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

NOVEMBER 8, 1995

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

---------------------------------------------------------
                                      GIVE THE
           FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                      NUMBER OF--
---------------------------------------------------------
  1. An individual's account          The individual
  2. Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, the
                                      first individual on
                                      the account(1)
  3. Husband and wife (joint          The actual owner of
     account)                         the account or, if
                                      joint funds, the
                                      first individual on
                                      the account(1)
  4. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  5. Adult and minor (joint account)  The adult, or if
                                      the minor is the
                                      only contributor,
                                      the minor(1)
  6. Account in the name of guardian  The ward, minor, or
     or committee for a designated    incompetent
     ward, minor, or incompetent      person(3)
     person
  7. a. The usual revocable savings   The grantor-
        trust account (grantor is     trustee(1)
        also trustee)
     b. So-called trust account that  The actual owner(1)
        is not a legal or valid trust
        under State law
---------------------------------------------------------
                                      GIVE THE EMPLOYER
           FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                      NUMBER OF--
---------------------------------------------------------
  8. Sole proprietorship account      The owner(4)
  9. A valid trust, estate, or        Legal entity (Do
     pension trust                    not furnish the
                                      identifying number
                                      of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself
                                      is not designated
                                      in the account
                                      title.)(5)
 10. Corporate account                The corporation
 11. Religious, charitable, or        The organization
     educational organization
     account
 12. Partnership account held in the  The partnership
     name of the business
 13. Association, club, or other      The organization
     tax-exempt organization
 14. A broker or registered nominee   The broker or
                                      nominee
 15. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district or prison) that
     receives agricultural program
     payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on interest, dividends, and broker transactions payments include the following:

  - A corporation.

  - A financial institution.

  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

  - The United States or any agency or instrumentality thereof.

  - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  - An international organization or any agency, or instrumentality thereof.

  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  - A real estate investment trust.

  - A common trust fund operated by a bank under section 584(a).

  - An entity registered at all times under the Investment Company Act of 1940.

  - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.

  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  - Payments of patronage dividends where the amount received is not paid in money.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  - Payments described in section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under section 1451.

  - Payments made by certain foreign organizations.

  - Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE.